UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2016

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 3100 Seattle, Washington	98101-1374
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant's Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) As previously set forth on the registrant’s Form 8-K filed on September 21, 2015, which report is incorporated herein by reference, certain subsidiaries of Plum Creek Timber Company, Inc., a Delaware corporation (“Plum Creek”), entered into a Contribution Agreement (the “Contribution Agreement”) with Twin Creeks Timber LLC, a Delaware limited liability company (“Twin Creeks”), as part of the formation of a timberland joint venture. Under the terms of the Contribution Agreement, the Plum Creek subsidiaries agreed to sell to Twin Creeks approximately 195,000 acres for a purchase price of approximately $420,000,000 and contribute to Twin Creeks approximately 65,000 acres for an approximately $140,000,000 equity interest in Twin Creeks.

On January 6, 2016, Plum Creek Timberlands, L.P. and Plum Creek Timber Operations I, L.L.C., each a subsidiary of Plum Creek, entered into an amendment to the Contribution Agreement to extend the closing date of the timberland sale and contribution transactions and to establish interim operating terms. Under the terms of the amendment, the parties will use commercially reasonable efforts to cause the sale and contribution transactions to occur on the date that is the earlier of: (i) the first business day falling on or after 30 days from either the date of completion of the merger transaction between Plum Creek and Weyerhaeuser Company, or the date of public announcement that such merger will not take place; or (ii) June 30, 2016 (as the case may be, the “Target Date”). The amendment also extends the termination date of the Contribution Agreement from January 31, 2016 to 90 days after the Target Date. The amendment also provides that affiliates of Plum Creek may operate the timberland properties to be sold and contributed to Twin Creeks during the period January 1, 2016 through the date of closing, subject to specified harvest volume limitations and a harvest adjustment credit at closing.

The foregoing description of the amendment to the Contribution Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the amendment and to the Contribution Agreement, which are filed as Exhibits 2.1 and 2.2 hereto and which are incorporated into this report by reference.

Forward-Looking Statements
The foregoing report on Form 8-K of Plum Creek Timber Company, Inc. contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, as amended. Such statements can be identified by use of the word “will” or by references to dates, contingencies or events that may or may not occur in the future. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the successful closing of the transactions contemplated by the Contribution Agreement, as amended by the amendment described in, and filed with, this report. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Plum Creek nor its management undertakes any obligation to update or revise any forward-looking statements.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.
2.1	First Amendment to Contribution Agreement dated as of January 6, 2016 by and among Plum Creek Timberlands, L.P., Plum Creek Timber Operations I, L.L.C. and Twin Creeks Timber, LLC (filed herewith).
2.2
Contribution Agreement dated as of September 15, 2015 by and among Plum Creek Timberlands, L.P., Plum Creek Timber Operations I, L.L.C. and Twin Creeks Timber, LLC (filed as Exhibit 2.1 to Form 8-K, File No. 1-10239, filed September 21, 2015 and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary
DATED: January 12, 2016

PLUM CREEK TIMBER COMPANY, INC.
Exhibit Index

Exhibit No.
2.1	First Amendment to Contribution Agreement dated as of January 6, 2016 by and among Plum Creek Timberlands, L.P., Plum Creek Timber Operations I, L.L.C. and Twin Creeks Timber, LLC (filed herewith).
2.2
Contribution Agreement dated as of September 15, 2015 by and among Plum Creek Timberlands, L.P., Plum Creek Timber Operations I, L.L.C. and Twin Creeks Timber, LLC (filed as Exhibit 2.1 to Form 8-K, File No. 1-10239, filed September 21, 2015 and incorporated herein by reference).